Portillo's



Second Quarter Earnings Supplemental
August 4, 2022




Portillo's

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business, and are based on currently available operating, financial and competitive information which are subject to various risks and uncertainties, so you should not place undue reliance on forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "commit," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

- the potential future impact of COVID-19 (including any variant) on our results of operations, supply chain or liquidity;
- risks related to or arising from our organizational structure;
- risks of food-borne illness and food safety and other health concerns about our food;
- risks associated with our reliance on certain information technology systems and potential failures or interruptions;
- privacy and cyber security risks related to our digital ordering and payment platforms for our delivery business;
- the impact of competition, including from our competitors in the restaurant industry or our own restaurants;
- the impact of labor shortages, the increasingly competitive labor market and our ability to attract and retain the best talent and qualified employees;
- the impact of federal, state or local government regulations relating to privacy, data protection, advertising and consumer protection, building and zoning requirements, costs or ability to open new restaurants, or sale of food and alcoholic beverage control regulations;
- our ability to achieve our growth strategy, such as the availability of suitable new restaurant sites in existing and new markets;
- risks relating to changes in economic conditions, including a possible recession and resulting changes in consumer preferences;
- inflation of all commodity prices, including increases in food and other operating costs, tariffs and import taxes, and supply shortages; and
- other risks identified in our filings with the Securities and Exchange Commission (the "SEC").

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's Form 10-K for the fiscal year ended December 26, 2021, filed with the SEC on March 10, 2022. All of the Company's SEC filings are available on the SEC's website at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

This presentation includes certain non-GAAP measures as defined under SEC rules, including Adjusted EBITDA, Adjusted EBITDA Margin, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin. Reconciliations and definitions are included in the Appendix to this presentation.

Q2 2022 PERFORMANCE

REVENUE

7.0%
Q2 Total revenue Growth

$150.6 million
Q2 Total revenue

SAME RESTAURANT SALES GROWTH (1)



1.9%
← Q2 SRS Growth

	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022
	25.0%	6.8%	10.3%	8.2%	1.9%
2 year comp(3)	4.2%	4.6%	0.5%	9.1%	27.4%
3 year comp(3)	7.7%	7.6%	5.7%	6.7%	6.2%

PROFITABILITY

$17.4 million
Q2 Operating Income

$10.8 million
Q2 Net Income

$38.4 million
Q2 Restaurant-Level Adjusted EBITDA(2)

$27.6 million
Q2 Adjusted EBITDA(2)

Portillo's

(1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity.
(2) See appendix for a reconciliation to the most directly comparable GAAP financial measure.
(3) A geometric comparable sales measure is used to determine the compounding effect of an earlier period's year over year comparable sales percentage on the subsequent period's year over year comparable sales percentage.

Q2 YTD 2022 PERFORMANCE

REVENUE

10.5%
Q2 YTD Total Revenue Growth

$285.1 million
Q2 YTD Total revenue

SAME RESTAURANT SALES GROWTH [1]


Q2 2021 YTD
12.7%
Q2 2022 YTD
4.8%

PROFITABILITY

$24.3 million
Q2 YTD Operating Income

$11.3 million
Q2 YTD Net Income

$66.4 million
Q2 YTD Restaurant-Level Adjusted EBITDA [2]

$45.2 million
Q2 YTD Adjusted EBITDA [2]

Portillo's

(1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O Chicago, LLC ("C&O") of which Portillo's owns 50% of the equity.
(2) See appendix for a reconciliation to the most directly comparable GAAP financial measure.

UNIT GROWTH


St. Petersburg, FL
Portillo's

4 New Restaurants opened in the last 12 periods. Opened 2 out of 7 projected restaurants in 2022.


Restaurants
8.7%(1)
2015 - June '22 CAGR
Berkshire Partners Acquisition
38
71
2014
2015
2016
2017
2018
2019
2020
2021
2022


Restaurants opened in the last 12 periods
Restaurants opened in 2022

Opened 2 out of 7 projected restaurants in 2022.


IN
TX
FL
AZ
AZ
Q4
Q4
Q4
Q4
Q4

(1) Includes C&O of which Portillo's owns 50% of the equity.

FINANCIAL PROFILE

TOTAL REVENUE

($ in millions)


$479
$455
$535
$562
2019
2020
2021
LTM Q2 2022

OPERATING INCOME

*Includes $38.7 million of additional transaction-related fees and expenses

($ in millions)


$49
$57
$30
$19
2019
2020
2021*
LTM Q2 2022*

NET INCOME (LOSS)

*Includes $38.7 million of additional transaction-related fees and expenses

($ in millions)


$6
$12
$(13)
$(16)
2019
2020
2021*
LTM Q2 2022*

SAME RESTAURANT SALES [1]


3.3%
(7.7)%
10.5%
6.6%
2019
2020
2021
LTM Q2 2022

RESTAURANT-LEVEL ADJ. EBITDA (Margin) [2]

($ in millions)


$117
$122
$142
$136
24.4%
26.8%
26.6%
24.1%
2019
2020
2021
LTM Q2 2022

ADJ. EBITDA (Margin) [2]

($ in millions)


$79
$88
$98
$93
16.6%
19.3%
18.4%
16.5%
2019
2020
2021
LTM Q2 2022

Portillo's

(1) Same restaurant sales include restaurants open for a minimum of 24 months and excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.
(2) See appendix for a reconciliation to the most directly comparable GAAP financial measure.

2022 AND LONG-TERM OUTLOOK

2022 FINANCIAL TARGETS

Unit Growth	7 new openings
Commodity Costs	+13 - 15%
General & Administrative Expenses	$70 - $75 million
Pre-Opening Expenses	$6.0 - $6.5 million
Capital Expenditures	$60 - $65 million

LONG-TERM FINANCIAL TARGETS

Unit Growth	10%+
Same Restaurant Sales	Low single digits
Revenue Growth	High single to low double digits
Adj. EBITDA Growth[1]	Low teens



Portillo's
HOT DOGS BEEF BURGERS SALADS

Portillo's

(1) We are unable to reconcile the long-term outlook for Adjusted EBITDA growth to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.



Portillo's®

APPENDIX

STATEMENT OF OPERATIONS

	Quarter Ended				Two Quarters Ended			
	June 26, 2022		June 27, 2021		June 26, 2022		June 27, 2021	
REVENUES, NET	$ 150,623	100.0 %	$ 140,734	100.0 %	$ 285,105	100.0 %	$ 258,041	100.0 %
COST AND EXPENSES:								
Restaurant operating expenses:								
Cost of goods sold, excluding depreciation and amortization	51,774	34.4 %	42,156	30.0 %	98,040	34.4 %	77,180	29.9 %
Labor	37,906	25.2 %	34,482	24.5 %	75,219	26.4 %	65,512	25.4 %
Occupancy	7,379	4.9 %	7,106	5.0 %	15,134	5.3 %	13,890	5.4 %
Other operating expenses	15,178	10.1 %	13,925	9.9 %	30,343	10.6 %	28,633	11.1 %
Total restaurant operating expenses	112,237	74.5 %	97,669	69.4 %	218,736	76.7 %	185,215	71.8 %
General and administrative expenses	15,439	10.3 %	12,170	8.6 %	31,126	10.9 %	24,005	9.3 %
Pre-opening expenses	423	0.3 %	671	0.5 %	979	0.3 %	1,960	0.8 %
Depreciation and amortization	5,309	3.5 %	6,420	4.6 %	10,514	3.7 %	12,709	4.9 %
Net income attributable to equity method investment	(275)	(0.2)%	(295)	(0.2)%	(398)	(0.1)%	(359)	(0.1)%
Other loss (income), net	51	– %	(362)	(0.3)%	(105)	– %	(803)	(0.3)%
OPERATING INCOME	17,439	11.6 %	24,461	17.4 %	24,253	8.5 %	35,314	13.7 %
Interest expense	6,097	4.0 %	10,712	7.6 %	12,196	4.3 %	21,441	8.3 %
Tax Receivable Agreement liability adjustment	(1,754)	(1.2)%	–	– %	(1,754)	(0.6)%	–	– %
INCOME BEFORE INCOME TAXES	13,096	8.7 %	13,749	9.8 %	13,811	4.8 %	13,873	5.4 %
Income tax (benefit) expense	2,340	1.6 %	–	– %	2,505	0.9 %	–	– %
NET INCOME	10,756	7.1 %	13,749	9.8 %	11,306	4.0 %	13,873	5.4 %
Less: Redeemable preferred units accretion	–	– %	(5,577)	(4.0)%	–	– %	(11,092)	(4.3)%
NET INCOME ATTRIBUTABLE TO COMMON HOLDERS	10,756	7.1 %	8,172	5.8 %	11,306	4.0 %	2,781	1.1 %
Net income attributable to non-controlling interests	5,645	3.7 %	–	– %	6,001	2.1 %	–	– %
NET INCOME ATTRIBUTABLE TO PORTILLO'S INC.	$ 5,111	3.4 %	$ 8,172	5.8 %	$ 5,305	1.9 %	$ 2,781	1.1 %
Income per common share attributable to Portillo's Inc.:								
Basic	$ 0.14		$ 0.16		$ 0.15		$ 0.05	
Diluted	$ 0.13		$ 0.16		$ 0.13		$ 0.05	
Weighted-average common shares outstanding:								
Basic	35,991,079		51,200,644		35,899,125		51,196,539	
Diluted	39,687,090		51,568,909		39,839,292		51,563,292	

SELECTED OPERATING DATA

	Quarter Ended		Two Quarters Ended	
	June 26, 2022	June 27, 2021	June 26, 2022	June 27, 2021
Total Restaurants (a)	71	67	71	67
AUV (in millions) (a)	N/A	N/A	$ 8.3	$ 7.9
Change in same-restaurant sales (b)	1.9 %	25.0 %	4.8 %	12.7 %
Adjusted EBITDA (in thousands)	$ 27,613	$ 32,539	$ 45,244	$ 51,073
Adjusted EBITDA Margin	18.3 %	23.1 %	15.9 %	19.8 %
Restaurant-Level Adjusted EBITDA (in thousands)	$ 38,386	$ 43,065	$ 66,369	$ 72,826
Restaurant-Level Adjusted EBITDA Margin	25.5 %	30.6 %	23.3 %	28.2 %

(a) Includes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity. AUVs for the quarters ended June 26, 2022 and June 27, 2021 represent AUVs for the twelve months ended June 26, 2022 and June 27, 2021, respectively.

(b) Excludes a restaurant that is owned by C&O of which Portillo's owns 50% of the equity.

ADJUSTED EBITDA DEFINITIONS

Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA represents net income (loss) before depreciation and amortization, interest expense and income taxes, adjusted for the impact of certain non-cash and other items that we do not consider in our evaluation of ongoing core operating performance as identified in the reconciliation of net income (loss), the most directly comparable GAAP measure, to Adjusted EBITDA. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of total revenues. We use Adjusted EBITDA and Adjusted EBITDA Margin (i) to evaluate our operating results and the effectiveness of our business strategies, (ii) internally as benchmarks to compare our performance to that of our competitors and (iii) as factors in evaluating management's performance when determining incentive compensation.

We are unable to reconcile the long-term outlook for Adjusted EBITDA to net income (loss), the corresponding U.S. GAAP measure, due to variability and difficulty in making accurate forecasts and projections and because not all information necessary to prepare the reconciliation is available to us without unreasonable efforts. For the same reasons, we are unable to address the probable significance of the unavailable information because we cannot accurately predict all of the components of the adjusted calculations and the non-GAAP measure may be materially different than the GAAP measure.

How These Measures Are Useful

We believe that Adjusted EBITDA and Adjusted EBITDA Margin are important measures of operating performance because they eliminate the impact of expenses that do not relate to our core operating performance. Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures of operating performance and our calculations thereof may not be comparable to similar measures reported by other companies. Adjusted EBITDA and Adjusted EBITDA Margin have important limitations as analytical tools and should not be considered in isolation as substitutes for analysis of our results as reported under GAAP.



ADJUSTED EBITDA RECONCILIATION

	Quarter Ended		Two Quarters Ended	
	June 26, 2022	June 27, 2021	June 26, 2022	June 27, 2021
Net income (loss)	$ 10,756	$ 13,749	$ 11,306	$ 13,873
Depreciation and amortization	5,309	6,420	10,514	12,709
Interest expense	6,097	10,712	12,196	21,441
Income tax expense (benefit)	2,340	-	2,505	-
EBITDA	24,502	30,881	36,521	48,023
Deferred rent (1)	865	798	1,946	1,594
Equity-based compensation	3,864	168	7,649	273
Option holder payment and consulting fees (2)	-	500	-	1,000
Other loss (income) (3)	93	141	125	132
Transaction-related fees & expenses (4)	43	51	757	51
Tax Receivable Agreement liability adjustment (5)	(1,754)	-	(1,754)	-
Adjusted EBITDA	$ 27,613	$ 32,539	$ 45,244	$ 51,073
Adjusted EBITDA Margin	18.3 %	23.1 %	15.9 %	19.8 %

(1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term.
(2) Represents an option holder payment in connection with the IPO and consulting fees related to our former owner.
(3) Represents loss (gain) on disposal of property and equipment.
(4) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of professional fees.
(5) Represents remeasurement of the Tax Receivable Agreement.



ADJUSTED EBITDA RECONCILIATION

	LTM	Fiscal Year Ended		
	June 26, 2022	December 26, 2021	December 27, 2020	December 29, 2019
Net income (loss)	$ (15,983)	$ (13,416)	$ 12,263	$ 5,555
Depreciation and amortization	21,117	23,312	24,584	24,364
Interest expense	30,449	39,694	45,031	43,367
Loss on debt extinguishment	7,265	7,265	-	-
Income tax benefit	(1,026)	(3,531)	-	-
EBITDA	41,822	53,324	81,878	73,286
Deferred rent (1)	3,513	3,161	2,771	2,405
Equity-based compensation	38,084	30,708	960	1,286
Option holder payment and consulting fees (2)	6,744	7,744	2,000	2,000
Other loss (income) (3)	283	292	130	304
Transaction-related fees & expenses (4)	3,973	3,268	65	214
Tax Receivable Agreement liability adjustment (5)	(1,754)	-	-	-
Adjusted EBITDA	$ 92,665	$ 98,497	$ 87,804	$ 79,495
Adjusted EBITDA Margin	16.5 %	18.4 %	19.3 %	16.6 %

(1) Represents the difference between cash rent payments and the recognition of straight-line rent expense recognized over the lease term.
(2) Represents an option holder payment in connection with the IPO and consulting fees related to our former owner.
(3) Represents loss (gain) on disposal of property and equipment.
(4) Represents the exclusion of certain expenses that management believes are not indicative of ongoing operations, consisting primarily of professional fees.
(5) Represents an adjustment to eliminate adjustments on remeasurement of the Tax Receivable Agreement.

RESTAURANT-LEVEL ADJUSTED EBITDA DEFINITIONS

Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin

Restaurant-Level Adjusted EBITDA is defined as revenue, less restaurant operating expenses, which include cost of goods sold, excluding depreciation and amortization, labor expenses, occupancy expenses and other operating expenses. Restaurant-Level Adjusted EBITDA excludes corporate level expenses, pre-opening expenses and depreciation and amortization on restaurant property and equipment. Restaurant-Level Adjusted EBITDA Margin represents Restaurant-Level Adjusted EBITDA as a percentage of revenue.

How These Measures Are Useful

We believe that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are important measures to evaluate the performance and profitability of our restaurants, individually and in the aggregate. Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin have limitations as analytical tools and should not be considered as a substitute for analysis of our results as reported under GAAP.

Limitations of the Usefulness of This Measure

Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not required by, nor presented in accordance with GAAP. Rather, Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are supplemental measures of operating performance of our restaurants. You should be aware that Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin are not indicative of overall results for the Company, and Restaurant-Level Adjusted EBITDA and Restaurant-Level Adjusted EBITDA Margin do not accrue directly to the benefit of stockholders because of corporate-level expenses excluded from such measures. In addition, our calculations thereof may not be comparable to similar measures reported by other companies.

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION

	Quarter Ended		Two Quarters Ended	
	June 26, 2022	June 27, 2021	June 26, 2022	June 27, 2021
Operating Income	$ 17,439	$ 24,461	$ 24,253	$ 35,314
General and administrative expenses	15,439	12,170	31,126	24,005
Pre-opening expenses	423	671	979	1,960
Depreciation and amortization	5,309	6,420	10,514	12,709
Net Income attributable to equity method investment	(275)	(295)	(398)	(359)
Other income, net	51	(362)	(105)	(803)
Restaurant-Level Adjusted EBITDA	$ 38,386	$ 43,065	$ 66,369	$ 72,826
Restaurant-Level Adjusted EBITDA Margin	25.5 %	30.6 %	23.3 %	28.2 %

RESTAURANT-LEVEL ADJUSTED EBITDA RECONCILIATION

	LTM	Fiscal Year Ended		
	June 26, 2022	December 26, 2021	December 27, 2020	December 29, 2019
Operating Income	$ 18,951	$ 30,012	$ 57,294	$ 48,922
General and administrative expenses	94,210	87,089	39,854	43,118
Pre-opening expenses	2,584	3,565	2,209	2,834
Depreciation and amortization	21,117	23,312	24,584	24,364
Net Income attributable to equity method investment	(836)	(797)	(459)	(766)
Other income, net	(401)	(1,099)	(1,537)	(1,402)
Restaurant-Level Adjusted EBITDA	$ 135,625	$ 142,082	$ 121,945	$ 117,070
Restaurant-Level Adjusted EBITDA Margin	24.1 %	26.6 %	26.8 %	24.4 %



CONTACT INFORMATION



At Portillo's, we relish the opportunity to create lifelong memories by igniting the senses with unrivaled food and experiences.

Investor Contact:

Barbara Noverini, CFA
investors@portillos.com

Media Contact:

ICR, Inc.
portillosPR@icrinc.com